------------------

             U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                        -----------------

                           FORM 8-K/A

                      AMENDMENT TO FORM 8-K
                        Filed Pursuant to
               THE SECURITIES EXCHANGE ACT OF 1934

                       THE PARKWAY COMPANY
               -----------------------------------
     (Exact name of registrant as specified in its charter)


                         AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed August 14, 1995 as set forth in the pages attached hereto:

           Item 7.  Financial Statements and Exhibits

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October 13, 1995                 THE PARKWAY COMPANY

                                   By  /s/ Sarah P. Clark
                                        -----------------------
                                        Sarah P. Clark
                                        Vice President,
                                        Chief Financial Officer
                                        and Secretary

                          FORM 8-K/A

                       THE PARKWAY COMPANY


Item 7.   Financial Statements and Exhibits.

               (a)  Financial Statements

               The following audited financial statements of Mtel
          Centre' (formerly known as Security Centre') for the twelve months ended June 30, 1995 are attached in an Exhibit hereto.

                                                             Page
                                                             ----
Independent Auditors' Report                                    3
Statement of Rental Revenue and
  Direct Operating Expenses                                     4
Notes to Statement of Rental Revenue
  and Direct Operating Expenses                                 5


               (b)  Pro Forma Consolidated Financial Statements

               The unaudited Pro Forma Consolidated Financial
          Statements are attached in an Exhibit hereto.


                       THE PARKWAY COMPANY
                                                             Page
                                                             ----
Pro Forma Consolidated Financial Statements                     7
Pro Forma Consolidated Balance Sheet (Unaudited) -
     As of June 30, 1995                                        8
Pro Forma Consolidated Statements of Income (Unaudited) -
     For the Six Months Ended December 31, 1994                 9
Pro Forma Consolidated Statements of Income (Unaudited) -
     For Six Months Ended June 30, 1995                        10


               (c)  Exhibits.
                    --------

               The following exhibits are filed herewith or incorporated herein by reference:

               (10) Purchase and Sale Agreement for property known
                    as Security Centre Office Buildings between the Resolution Trust Corporation as Receiver for Security Federal Savings Association ("Seller") and The Parkway Company, a Texas Corporation ("Buyer") effective as of June 20, 1995.
Report of Independent Auditors


The Board of Directors
The Parkway Company

We have audited the accompanying statement of rental revenue and direct operating expenses of Mtel Centre' (formerly known as Security Centre') for the year ended June 30, 1995. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of The Parkway Company as described in Note 2, and is not intended to be a complete presentation of the property's revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses, as described in Note 2, of Mtel Centre' (formerly known as Security Centre') for the year ended June 30, 1995, in conformity with generally accepted accounting principles.



September 28,1995                  /s/ Ernst & Young LLP

                          Mtel Centre'
              (formerly known as Security Centre')

                   Statement of Rental Revenue
                  and Direct Operating Expenses


                For the year ended June 30, 1995

Rental revenue:
 Minimum rents                                         $3,356,379
 Parking garage revenue                                   340,854
 Reimbursed charges and other income                      147,992
                                                       ----------
                                                        3,845,225

Direct operating expenses (Note 2):
 Utilities                                                454,576
 Tenant area improvements                                 429,505
 Parking garage expense                                   354,131
 Management fees and commissions (Note 3)                 222,113
 Real estate taxes                                        419,344
 Janitorial services and supplies                         163,374
 Maintenance services and supplies                        147,654
 Security services                                         65,723
 Administrative and miscellaneous expenses                 71,489
                                                       ----------
                                                        2,327,909
                                                       ----------
Excess of rental revenue over direct
  operating expenses                                   $1,517,316
                                                       ==========

                     See accompanying notes.

                         Mtel Centre'
              (formerly known as Security Centre')

Notes to Statement of Rental Revenue
and Direct Operating Expenses

June 30, 1995

1. Organization and Significant Accounting Policies

Description of Property

The Parkway Company (the "Company") acquired Mtel Centre'(formerly known as Security Centre') (the "Building") effective July 31, 1995 from an unrelated party. The Building is an office building with an attached parking garage located in Jackson, Mississippi with approximately 260,000 (unaudited) square feet of leasable area.

Rental Income

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

The Building's tenants include a national communications company and local professional services firms, such as legal, accounting and consulting firms.

The future minimum rents on non-cancelable operating leases at June 30, 1995 are as follows:

                     Fiscal Year        Amount
                   -------------------------------

                        1996         $ 2,960,000
                        1997           2,965,000
                        1998           2,878,000
                        1999           2,748,000
                        2000           2,719,000
                     Thereafter       10,010,000
                                     -----------
                                     $24,280,000
                                     ===========

                            Mtel Centre'
                 (formerly known as Security Centre')

Notes to Statement of Rental Revenue
and Direct Operating Expenses (continued)

Rental Income (continued)

The above amounts do not include tenant reimbursements for utilities, taxes, insurance, and common area maintenance.

2. Basis of Accounting

The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results.

The Building's major tenant leases approximately 47% (unaudited) of the Building's total leasable area and accounts for approximately
42% of gross revenues as presented in the accompanying statement of rental revenue and direct operating expenses.

3. Management Fee

Pursuant to a property Management agreement between the Company and Eastover Realty Corporation (the "Management Company"), the
Management Company will be paid a management fee equal to 4% of revenues received from the operations of the Building. The
Management Company is a wholly-owned subsidiary of the Company.

Management fees included in the accompanying statement of rental revenues and direct operating expenses represent management fees paid by the former owners to an unrelated management company.

                      The Parkway Company
Pro Forma Consolidated Financial Statements
(Unaudited)

The following unaudited pro forma consolidated balance sheet of The Parkway Company as of June 30,1995 and the pro forma consolidated statements of income for the six months ended December 31,1994 and June 30, 1995 give effect to the July 31, 1995 purchase of Mtel Centre (formerly known as Security Centre) from the Resolution Trust Corporation as receiver for Security Savings Association. The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated balance sheet sets forth the effect of Parkway's purchase of Mtel Centre as if the purchase had been consummated on June 30, 1995. The pro forma consolidated statements of income set forth the effect of Parkway's purchase of Mtel Centre as if this transaction had been consummated on July 1, 1994.

These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the purchase had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the financial statements and notes of Parkway included in its annual report on Form 1O-KSB for the period ended December 31, 1994.

The Parkway Company
Pro Forma Consolidated Balance Sheet (Unaudited)
June 30,1995
                                        Pro Forma       Pro Forma
                           Parkway     Adjustments     Consolidated
                           -------     -----------     ------------
                                      (In thousands)
Assets
Real estate related
 investments
Operating real estate
 (net of accumulated
 depreciation)             $27,133         13,500        $40,633
Real estate held for sale   12,064                        12,064
Real estate and financial
 service companies          19,480                        19,480
Mortgage loans               7,001                         7,001
Real estate partnerships
 and corporate joint
 venture                       775                           775
                           -------        -------        -------
                            66,453         13,500         79,953
Interest and rents
 receivable and other
 assets                      2,787                         2,787
Cash and cash equivalents    1,899         (1,899)             0
Restricted cash                271                           271
                           -------        -------        -------
                           $71,410        $11,601        $83,011
                           =======        =======        =======
Liabilities
Notes payable to banks     $   340        $11,601        $11,941
Mortgage notes payable
 without recourse           22,750                        22,750
Mortgage notes payable
  on wrap mortgages          1,928                         1,928
Accounts payable and
 other liabilities           4,935                         4,935
Deferred gain                  271                           271
                           -------        -------        -------
                            30,224         11,601         41,825
                           -------        -------        -------
Shareholders' Equity
Common Stock                 1,992                         1,992
Additional paid-in
 capital                    32,788                        32,788
Retained earnings            3,868                         3,868
                           -------        -------        -------
                            38,648              0         38,648
Unrealized gains on
 securities                  2,538                         2,538
                           -------        -------        -------
                            41,186              0         41,186
                           -------        -------        -------
                           $71,410        $11,601        $83,011
                           =======        =======        =======
See accompanying notes to pro forma consolidated financial statements (unaudited).

The Parkway Company
Pro Forma Consolidated Statement of Income (Unaudited)
For the six months ended December 31,1994

                             Parkway     Pro Forma    Pro Forma
                            Historical  Adjustments  Consolidated
                            ----------  -----------  ------------
                          (In thousands, except for per share data)
Revenues
Income from real estate
 properties                     $3,683     $1,769 (1)     $5,452
Interest on mortgage loans         283                       283
Equity in earnings:
 Real estate companies             681                       681
 Real estate partnerships
  and corporate joint              195                       195
Gain on securities                  27                        27
Interest on investments             18                        18
Dividends, deferred gains
 and other income                   46                        46
Gain on real estate and
 mortgage loans                    529                       529
                                ------     ------         ------
                                 5,462      1,769          7,231
                                ------     ------         ------
Expenses
Real estate owned:
 Operating expense                1,951     1,091 (1)      3,042
 Interest expense                1,078        460 (2)      1,538
 Depreciation and
  amortization                     565        152 (3)        717
Minority interest                 (209)                     (209)
Notes payable to banks             140                       140
Shared general and
 administrative expenses           270                       270
Other expenses                     662                       662
                                ------     ------         ------
                                 4,457      1,703          6,160
                                ------     ------         ------
Net income                      $1,005         66         $1,071
                                ======     ======         ======
Net income per share            $ 0.65                    $ 0.69
                                ======                    ======
Weighted average shares
 outstanding                     1,544                    $1,544
                                ======                    ======

See accompanying notes to pro forma consolidated financial statements (unaudited).

The Parkway Company
Pro Forma Consolidated Statement of Income (Unaudited)
For the six months ended June 30, 1995

                             Parkway     Pro Forma    Pro Forma
                            Historical  Adjustments  Consolidated
                            ----------  -----------  ------------
                             (In thousands, except per share data)
Revenues
Income from real estate
 properties                     $3,731     $2,075 (1)     $5,806
Management company income          480                       480
Interest on mortgage loans         493                       493
Equity in earnings:
 Real estate companies             135                       135
 Real estate partnerships and
  corporate joint venture           47                        47
Gain on securities                 101                       101
Interest on investments             35                        35
Dividends, deferred gains and
 other income                      477                       477
Gain on real estate and
 mortgage loans                    836                       836
                                 -----      -----         ------
                                 6,335      2,075          8,410
                                 -----      -----         ------
Expenses
Real estate owned:
 Operating expense               2,056      1,236 (1)      3,292
 Interest expense                1,072        460 (2)      1,532
 Depreciation and
  amortization                     563        152 (3)        715
 Minority interest                 (70)                      (70)
Interest expense:
 Notes payable to banks            111                       111
 Notes payable on wrap
  mortgages                         29                        29
Management company expenses        323                       323
Other expenses                     973                       973
                                ------     ------         ------
                                 5,057      1,848          6,905
                                ------     ------         ------
Net income                      $1,278     $  227         $1,505
                                ======     ======         ======

Net income per share            $ 0.75                    $ 0.88
                                ======                    ======
Weighted average shares
 outstanding                     1,713                     1,713
                                ======                    ======

See accompanying notes to pro forma consolidated financial statements (unaudited).

The Parkway Company
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

1. On July 31, 1995, The Parkway Company ("Parkway") purchased the Security Centre' office complex in Jackson, Mississippi from the Resolution Trust Corporation as receiver for Security Federal Savings and Loan Association for $13,500,000. Upon acquisition, the buildings were renamed Mtel Centre'. Mtel Centre' is an office building complex consisting of 260,000 net rentable square feet in two buildings and 130 parking spaces located in the central business district of Jackson. Parkway funded the acquisition with cash and amounts drawn under two lines of credit with Deposit Guaranty National Bank. Jackson-based Mobile Telecommunication Technologies Corp. (Mtel), a leader in the telecommunications industry, currently occupies approximately 122,000 square feet in the buildings under a ten-year lease that expires in July 2005.

2. Interest on borrowings under two lines of credit with Deposit
Guaranty National Bank were computed at the current interest rate of 7.9375%.

3. Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).